Confidential Information Page 1 of 3 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit 10.3 AMENDMENT NUMBER 2 TO THE MASTER AGREEMENT This Amendment Number 2 to the Master Agreement (“Amendment 2”) entered into as of October 28, 2022 (“Effective Date”), between Qarbon Aerospace (Foundation), LLC, a Delaware limited liability company having a place of business at 300 S. Austin Blvd, Red Oak, Texas, 75154 and Virgin Galactic, LLC, a Delaware limited liability company, having a place of business at 166 N. Roadrunner Parkway, Suite 1C, Las Cruces, NM 8801, (such agreement is referred to therein as the “Agreement”, and such parties to the Agreement are collectively referred to herein as the “Parties” and individually as “Party”) is made effective as of July 11, 2023 (the “Amendment 2 Effective Date”). WHEREAS, the Parties originally entered into the Agreement under which Buyer would purchase, and Supplier would sell goods and services in support of Buyer’s “Delta” class spaceships (the “Program”); and WHEREAS, the Parties inadvertently removed Section 22(c) of the Agreement; and WHEREAS, the Parties desire to amend and reinsert the Agreement’s original Section 22(c) by way of this Amendment 2. NOW THEREFORE, in consideration of mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1.1 INTERPRETATION 1.2 Capitalized terms used, but not defined, in this Amendment 2 have the meaning set forth in the Agreement. 2.1 AMENDMENT TO THE AGREEMENT AND AMENDMENT 1 2.2 Amendment to Authorized Representatives. Section 22 (“Authorized Representatives”) is hereby deleted in its entirety from both the Agreement and Amendment 1 and replaced with the following language: 22. AUTHORIZED REPRESENTATIVES A. Authorized Contractual Representatives (authorized to commit their respective companies contractually). See below: Buyer [***]

Confidential Information Page 2 of 3 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Buyer [***] Supplier [***] Supplier [***] B. Authorized Technical Representatives (not authorized to commit their companies contractually.) None. C. Either Party may add or replace Authorized Representatives by providing written notification from one of its designated Authorized Contractual Representatives to a designated Authorized Contractual Representative of the other Party. 3.1 GENERAL MATTERS 3.2 Unless otherwise set out herein, all amendments to the Agreement set out in this Amendment 2 will be made effective as of the Amendment 1 Effective Date. 3.3 Except as amended hereby all other terms and conditions of the Agreement, as previously amended, remain unchanged and in full force and effect.

Confidential Information Page 3 of 3 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Lisa Morris 3.4 Where there is a conflict between the terms of this Amendment 1 and the terms of the Agreement, the terms of this Amendment 2 will prevail but only to the extent of resolving such conflict. 3.5 This Amendment 2 may be executed in several counterparts, all of which taken together will constitute a single agreement between the Parties. IN WITNESS WHEREOF the Parties have executed this Amendment 2 to be effective as of the Amendment 2 Effective Date. Virgin Galactic, LLC Qarbon Aerospace (Foundation), LLC By: /s/ Lisa Morris Name: ________________________ By: /s/ Pete Wick Name: ________________________ Pete Wick Title: Vice President, Supply Chain Title: CEO Date: 7/13/2023 Date: 7/13/2023